EQ ADVISORS TRUSTSM

Multimanager Technology Portfolio – Class IA, IB and K Shares

SUPPLEMENT DATED MAY 23, 2016 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2016

This Supplement updates certain information contained in Summary Prospectus of the Multimanager Technology Portfolio, a series of EQ Advisors Trust (“Trust”), dated May 1, 2016. You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding a change to the fee table for the Multimanager Technology Portfolio (“Portfolio”).

Information Regarding

Multimanager Technology Portfolio – Class IA, IB and K Shares

Effective immediately, the “Annual Portfolio Operating Expenses” table in the section of the Summary Prospectus entitled “Fees and Expenses of the Portfolio” is hereby deleted in its entirety and replaced with the information listed below:

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Multimanager Technology Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.95%	0.95%	0.95%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.15%	0.15%	0.15%
Acquired Fund Fees and Expenses	0.04%	0.04%	0.04%
Total Annual Portfolio Operating Expenses	1.39%	1.39%	1.14%
Fee Waiver and/or Expense Reimbursement†*	–0.10%	–0.10%	–0.10%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.29%	1.29%	1.04%
*	Expenses have been restated to reflect a change in the Expense Limitation Agreement.

† Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2017 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests, dividend and interest expenses on securities sold short, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.25% for Class IA and Class IB shares and 1.00% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2017.